UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2006

Vocus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4296 Forbes Boulevard, Lanham, Maryland		20706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3014592590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2006, the Board of Directors of Vocus, Inc. (the "Company") appointed William Wagner, Chief Marketing Officer, as a named executive officer of the Company. As a result of Mr. Wagner's appointment, the Board voted to remove William Donnelly, Senior Vice President Corporate Development, as a named executive officer.

Further information regarding Mr. Donnelly can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission ("SEC") on March 13, 2006 and definitive proxy statement on Schedule 14A filed with the SEC on April 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

July 24, 2006	By:	/s/ Stephen Vintz

Name: Stephen Vintz
Title: Chief Financial Officer and Treasurer